UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_____________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 24, 2024

HANMI FINANCIAL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-30421	95-4788120
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

900 Wilshire Boulevard, Suite 1250, Los Angeles, California	90017
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(213) 382-2200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	HAFC	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)       Election of Directors

On January 24, 2024, Hanmi Financial Corporation (the “Company”), and its wholly-owned subsidiary, Hanmi Bank (the “Bank”), announced that James Marasco had been appointed to the Board of Directors of the Company and the Bank.

Mr. Marasco brings over 35 years of experience in commercial lending and financial services to the Company. He is currently an Executive Vice President and Head of Originations at Gibraltar Business Capital, a national middle market direct lender headquartered in Northbrook, Illinois. He also was an independent director for Gibraltar from 2021 to 2023. From 2021 to 2022, Mr. Marasco was Strategic Advisor for Crescent Capital Group, L.P., a Los Angeles-based asset manager, which had over $40 billion in assets under management at that time. From 1989 to 2021, Mr. Marasco held numerous leadership positions in originations and capital markets at Wells Fargo Capital Finance, a division of Wells Fargo and Company. He was a member of its senior credit committee for its asset-based lending and specialty businesses and served on the company’s administrative, management, and operating committees. Mr. Marasco earned his B.A. degree in accounting from Michigan State University.

Mr. Marasco was appointed to the Risk, Compliance and Planning Committee and to the Compensation and Human Resources Committee of the Company.

There are no arrangements or understandings between Mr. Marasco and any other persons pursuant to which he was selected as a director.  There are no family relationships between Mr. Marasco and any director, executive officer or any person nominated or chosen by the Company to become a director or executive officer.  No information is required to be disclosed with respect to Mr. Marasco pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANMI FINANCIAL CORPORATION
DATE: January 25, 2024	By:	/s/ Bonita I. Lee
Bonita I. Lee
President and Chief Executive Officer